2019 CRC Governance Overview October 2019

Forward Looking / Cautionary Statements – Certain Terms This presentation contains forward-looking statements that involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such statements include those regarding our expectations as to our future: • financial position, liquidity, cash flows and results of operations • operations and operational results including production, hedging and capital investment • business prospects • budgets and maintenance capital requirements • transactions and projects • reserves • operating costs • type curves • Value Creation Index (VCI) metrics, which are based on certain estimates including • expected synergies from acquisitions and joint ventures future production rates, costs and commodity prices Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. While we believe assumptions or bases underlying our expectations are reasonable and made in good faith, they almost always vary from actual results, sometimes materially. We also believe third-party statements we cite are accurate but have not independently verified them and do not warrant their accuracy or completeness. Factors (but not necessarily all the factors) that could cause results to differ include: • commodity price changes • changes in business strategy • debt limitations on our financial flexibility • PSC effects on production and unit production costs • insufficient cash flow to fund planned investments, debt repurchases or changes to our • effect of stock price on costs associated with incentive compensation capital plan • insufficient capital, including as a result of lender restrictions, unavailability of capital • inability to enter desirable transactions, including acquisitions, asset sales and joint markets or inability to attract potential investors ventures • effects of hedging transactions • legislative or regulatory changes, including those related to drilling, completion, well • equipment, service or labor price inflation or unavailability stimulation, operation, maintenance or abandonment of wells or facilities, managing • availability or timing of, or conditions imposed on, permits and approvals energy, water, land, greenhouse gases or other emissions, protection of health, safety • lower-than-expected production, reserves or resources from development projects, joint and the environment, or transportation, marketing and sale of our products ventures or acquisitions, or higher-than-expected decline rates • joint ventures and acquisitions and our ability to achieve expected synergies • disruptions due to accidents, mechanical failures, transportation or storage constraints, • the recoverability of resources and unexpected geologic conditions natural disasters, labor difficulties, cyber attacks or other catastrophic events • incorrect estimates of reserves and related future cash flows and the inability to replace • factors discussed in “Risk Factors” in our Annual Report on Form 10-K available on our reserves website at crc.com. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "target, "will" or "would" and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. See the Investor Relations page at www.crc.com for important information about 3P reserves and other hydrocarbon resource quantities, finding and development (F&D) costs, recycle ratio calculations, reserve replacement ratios, original hydrocarbons in place, Value Creation Index (VCI), drilling locations and reconciliations of non-GAAP measures to the closest GAAP equivalent. 2019 CRC Governance Review| 2

CRC Overview Our Company CRC Key Statistics ▪ CRC is an independent exploration and production (E&P) 1 company focused on high-return assets in California Market Cap $0.5 BN USD ▪ CRC explores for, produces, gathers, processes and markets Enterprise Value1 $6.6 BN USD crude oil, natural gas and natural gas liquids ▪ Management has expertise operating in sensitive ecosystems 2018 Employees 1,500 and in a stringent regulatory environment 2018 Revenues $3,046 MM Our History 2018 Production 132 Mboe/d ▪ CRC began as a publicly traded company on December 1, 2014 2018 % Oil 62% ▪ Since inception, CRC has reinvested substantially all cash flow after fixed charges in its core areas and to reduce overall debt in a commodity price downturn 2018 Adj. EBITDAX2 $1,117 MM ▪ Enabled application of CRC’s technical expertise in under-developed 2018 Operating Cash Flow $461 MM reservoirs and fields Our vision is to be the premier company providing Californians with long- 1FACTSET, as of 9/30/2019. 2See the Investor Relations page at www.crc.com for reconciliations term ample, affordable and reliable energy from California resources to the nearest GAAP measure and other important information. 2019 CRC Governance Review| 3

Impact of Oil Prices & Debt Burden on Stock Price Management stress-tested through severe downturn in oil prices, combined with the highly levered capital structure inherited from Occidental. Prudent decisions have led to credit improvement despite volatility of equity through recent commodity price cycle. 1 Total Leverage (Net Debt/Adj. EBITDAX ) 150% CRC Equity Stock Performance 9.0x CRC Peers18 SPX Index XOP US Equity 8.0x 100% 1 7.0x 6.0x 50% 5.0x 4.0x 3.0x 0% 2.0x 1.0x -50% Total Debt / LTM Adj. EBITDAX Adj. / Debt LTM Total 0.0x YE14 YE15 YE16 YE17 YE18 Target Simple Complicated Simplified -100% 1/1/2016 1/1/2017 1/1/2018 1/1/2019 Capital Structure Capital Structure Capital Structure Source: Bloomberg 1See the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other important information. 2019 CRC Governance Review| 4

Reflecting Californians’ Values • Proudly share state’s commitment to natural resources • Proven track record in sensitive coastal, urban and agricultural settings ▪ Certified wildlife habitat conservation programs at Elk Hills, THUMS Islands and Huntington Beach Sutter Buttes, Sacramento Basin • Design and maintain facilities with a highly qualified workforce, including partnering with the California Building and Construction Trades • Received 22 safety awards from the National Safety Council for 2018 performance • CRC and its workforce consistently give back to the community Oakridge Lease, Ventura ▪ Humanitarian Company of the Year - American Red Cross, LA Region ▪ Kern County named February 5 “CRC Day” - 20 years of service and investment at Elk Hills Bolsa Chica Reserve, Huntington Beach 2019 CRC Governance Review| 5

Advancing California’s Sustainability Strategy CRC’s 2030 Goals demonstrate our long-term commitment to sustainable in-state energy production that meets the needs of California’s growing population and California’s leading safety, labor, human rights and environmental standards. Measured against a 2013 baseline, the year before CRC’s formation and a baseline for several state goals. WATER RENEWABLES Increase volume of recycled Integrate renewables into oil and gas produced water by 30% operations by adding 10 MW Progress: 17% increase through 2018 Progress: 4 MW of solar in development METHANE CARBON Reduce methane emissions Design and permit carbon capture by 50% system at Elk Hills by 2030 to Progress: Surpassed target with 60% reduce CO2 emissions by 30% reduction through 2018 Progress: Miscible ethane gas pilot installed and DOE grant received for front-end carbon capture design Note: CRC 2030 Sustainability Goals are subject to liquidity, securing funding and permits 2019 CRC Governance Review| 6

HSE and Regulatory Takeaways • Delivering on safety • Engaging with key stakeholders • Advancing 2030 Sustainability Goals • Securing robust drilling permit inventory • Constructive participant in legislative and regulatory process 2019 CRC Governance Review| 7

Strong Board Oversight [BOARD AND MANAGEMENT LEADERSHIP] William Albrecht Harold Korell Todd Stevens Non-Executive Chairman Lead Independent Director President & CEO The Chair and Lead Independent Director lead the Board in its oversight role, enabling the CEO to focus on the company’s business operations Commitment to Maintaining a Balance of Skills & Qualifications to Oversee the Company Board Metrics Board Committees Nominating & Audit Compensation Sustainability Governance 20% 20% Chair – Chair – Chair – Chair – Justin Gannon Harry McMahon Richard Moncrief Robert Sinnott Harry McMahon Justin Gannon Harold Korell Harold Korell 80% 80% Richard Moncrief Avedick Poladian Anita Powers Avedick Poladian Laurie Siegel Laurie Siegel Independent Non-Independent Male Female 2019 CRC Governance Review| 8

Board is Committed to Governance Best Practices ✓ Separate Chairman and CEO Roles ✓ Pay for Performance Alignment ✓ Independent Lead Director ✓ Clawback Policy ✓ Majority Independent Board (8 of 10) ✓ Robust Stock Ownership Guidelines ✓ Independent Board Committees ✓ Retain Independent Advice ✓ Regular Executive Sessions ✓ No Individual Employment Agreements ✓ No Stockholder Rights Plan (“Poison Pill”) ✓ No Hedging or Pledging Corporate Governance Corporate ✓ Majority Vote Standard for Directors ✓ No Repricing of Stock Options ✓ Annual Election of Directors Compensation Governance Compensation ✓ Overboarding Policy ✓ Double-Trigger Change in Control Provisions ✓ Recommended Replacing Super Majority Voting Provision with Majority Vote (did not receive requisite shareholder approval at As CRC matured, the Board 2018 or 2019 annual meetings) has and will continue to ✓ Board No Longer Classified enhance our governance profile based on shareholder feedback 2019 CRC Governance Review| 9

Aligning Pay with Shareholder Interests Since our launch in 2014, the Compensation Committee has taken several actions to [ ensure our executive compensation program is aligned with shareholder interests ] Compensation Committee reduces number of metrics for annual incentive to focus on key objectives Compensation Committee Compensation Committee CRC Compensation changes long-term incentive to Committee selects new changes performance measures address retention concerns for performance award to peer group and designs and equity burn rate with a compensation program include relative total cash-based performance award shareholder returns 2015 2017 2019 2014 2016 2018 Occidental Compensation Committee reduces base Compensation Committee selects determines executive salaries by 10% during severe downturn expanded peer group for 2018 compensation in effect at launch Compensation Committee applies Compensation Committee negative discretion and reduces annual reduces qualitative portion of incentive payouts due to severe annual incentive business conditions Compensation Committee Compensation Committee reduces long- changes long-term performance term incentive grant date values in award to equity-based anticipation of market movement during severe downturn 2019 CRC Governance Review| 10

Stockholder Outreach CRC consistently requests meetings with several large stockholders to discuss governance and executive compensation practices • Overall, we received positive feedback on our ESG programs and efforts • Some investors suggested that we consider: ▪ Providing more detailed disclosure regarding payouts under the individual qualitative portion of our annual incentive ▪ Reducing the individual portion of our annual incentive ▪ Increasing the portion of our executive compensation that is equity based and performance based 2019 CRC Governance Review| 11

2019 Executive Compensation Program Changes

To further align management compensation with stockholder interests, the Board made changes to the 2019 program

Updated Element	Program Changes for 2019	Incentive Details
Annual Incentive	▪ Reduced the number of metrics to provide greater focus on key objectives	See Annual Incentive details below
Performance Stock Unit	▪ Changed performance measure from 50% based on CRC's unit costs per BOE to 50% based on relative total shareholder return; the remaining 50% performance measure is based on VCI[2]	See Performance Stock Unit details below

Annual Incentive – Incentive Details

Measure	Weighting
Liquidity (EBITDAX, debt)	45%
Value Creation Index (VCI)[2]	25%
Health, Safety & Environment	10%
Strategic and Individual Objectives	20%

Strategic & Individual Objectives

- Stakeholder outreach
- Stockholder relations
- Regulatory approvals
- Debt management
- Succession planning and leadership development
- Risk management

Performance Stock Unit – Incentive Details

Performance Stock Unit Award: 50% of grant value

- Payout is 0% to 200% of grant target units
- Metrics based on shareholder return relative to peers[1] and VCI[2]
- Equity-based, settled in stock and cash to manage share usage

Restricted Stock Unit Award : 40% of grant value

- Time-vested
- Equity-based, settled in stock and cash to manage share usage

Stock Options: 10% of grant value

- Exercise price 10% above stock price on grant date

[1]Performance Incentive peers chosen based on companies of similar asset and operating cost characteristics to CRC. The companies are: Anadarko Petroleum Corporation, BP p.l.c., Canadian Natural Resources Limited, Cenovus Energy Inc., Chevron Corporation, ConocoPhillips Company, Denbury Resources Inc., Exxon Mobil Corporation, Hess Corporation, Husky Energy Inc., Imperial Oil Limited, Marathon Oil Company, Occidental Petroleum Corporation, Royal Dutch Shell plc, and Suncor Energy Inc.

[2]Utilization of the VCI measure for a portion of both the annual and long-term incentives drives our capital allocation decisions over both the one-year period and the long-term.

Compensation Committee aligns compensation with strategic objectives to enhance shareholder value

CALIFORNIA RESOURCES CORPORATION

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Conclusion • Management executed on strategic priorities • The Board remains focused to shape the compensation program around strategic priorities and ensure it aligns • The Board solicited shareholder feedback and management with shareholder interests responded by: • The Board ensures skills and experiences are balanced ▪ Reducing the number of key metrics under the and match the needs of the company Annual Incentive to provide greater focus on key objectives • The Board is committed to corporate, compensation, sustainability and governance best practices ▪ Changed a performance metric under the Performance Stock Unit award to a relative total shareholder return measure ▪ The Company is aligned with California Values as evidenced by: ▪ 2030 Sustainability Goals ▪ Consistent reporting of emissions data ▪ Extensive community engagement 2019 CRC Governance Review| 13

APPENDIX

2019 Proxy Results

CRC's proxy proposals all passed with solid shareholder approval except for Supermajority Provisions

Item	Action	Results	Votes
1	Elect William E. Albrecht to BOD	Passed with 98% approval	For – 20,821,795; Against – 213,043; Abstentions – 110,993 *
	Elect Justin A. Gannon to BOD	Passed with 99% approval	For – 20,869,178; Against – 162,243; Abstentions – 114,410 *
	Elect Harold M. Korrell to BOD	Passed with 98% approval	For – 20,811,842; Against – 221,203; Abstentions – 112,786 *
	Elect Harry T. McMahon to BOD	Passed with 99% approval	For – 20,907,441; Against – 126,045; Abstentions – 112,345 *
	Elect Richard W. Moncrief to BOD	Passed with 99% approval	For – 20,835,122; Against – 198,070; Abstentions – 112,639 *
	Elect Avedick B. Poladian to BOD	Passed with 98% approval	For – 20,826,263; Against – 207,215; Abstentions – 112,353 *
	Elect Anita M. Powers to BOD	Passed with 99% approval	For – 20,854,104; Against – 183,823; Abstentions – 107,904 *
	Elect Laurie A. Siegel to BOD	Passed with 99% approval	For – 20,911,132; Against – 123,199; Abstentions – 111,500 *
	Elect Robert V. Sinnott to BOD	Passed with 98% approval	For – 20,787,923; Against – 244,118; Abstentions – 113,790 *
	Elect Todd A. Stevens to BOD	Passed with 99% approval	For – 20,870,013; Against – 163,741; Abstentions – 112,077 *
2	Ratify KPMG as independent registered public accounting firm for 2018	Passed with 99% approval	For – 39,811,130; Against – 147,163; Abstentions – 135,076
3	Executive officer compensation	Passed with 97% approval	For – 20,610,381; Against – 260,799; Abstentions – 274,651 *
4	Long Term Incentive Plan Amendment	Passed with 97% approval	For – 20,451,008; Against – 529,029; Abstentions – 165,794 *
5(a)	Supermajority – Remove Directors w/o cause	Did not Pass	For – 20,751,069; Against – 347,999; Abstentions – 46,763 *
5(b)	Supermajority – Amend the Bylaws	Did not Pass	For – 20,734,666; Against – 357,743; Abstentions – 53,422 *
5(c)	Supermajority – Amend Certain Provisions	Did not Pass	For – 20,725,698; Against – 362,976; Abstentions – 57,157 *

* Broker Non-votes of 18,947,538

CALIFORNIA RESOURCES CORPORATION

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CRC’s Value-Driven Strategic Approach Capture Value Ensure Effective Drive Operational Strengthen of Portfolio Capital Allocation Excellence Balance Sheet • Pursue value-driven • Utilize VCI-based • Streamline processes • Reinvest to grow cash production growth decision making flow • Apply technology • Delineate future growth • Optimize core operating • Simplify capital areas area investment • Leverage sizeable structure infrastructure • Enhance already • Enhance targeted • Enhance credit metrics substantial inventory growth area investment • Drive strategic consolidation • Pursue value-accretive • Pursue strategic joint • Pursue impactful M&A ventures capital workovers • Employ new thinking and approaches • Reduce absolute level of debt Proven and pressure-tested strategic approach preserved value through the downturn and is set to drive significant value creation for years to come 2019 CRC Governance Review| 16

Successfully Cut Methane Emissions by 60% • CRC’s goal is more stringent than the State’s ▪ CRC 2030 Goal: 50% methane emission Company-wide Methane Emissions by Year reduction 300,000 ▪ State’s 2030 Goal: 40% reduction 250,000 • CRC surpassed our goal in 2018 with a 60% reduction in methane emissions since 2013 200,000 • Key Projects: 150,000 ▪ Replaced gas-operated pneumatic valves with solar-powered, compressed air valves 100,000 Methane Methane Emissions ▪ Fugitive emission controls (Metric (Metric Tonnes CO2e/year) ▪ Field gas compression to generate CNG 50,000 product 2013 2014 2015 2016 2017 2018 (Est.) ▪ Huntington Beach gas sales pipeline 2019 CRC Governance Review| 17

Serving as Net Water Supplier Water Strategy Objectives • Create long-term value from produced water • Help farmers and communities solve a key challenge • Minimize CRC’s fresh water use in operations • Reduce operating expenses • Achieve CRC’s annual and 2030 water conservation goals Supplied record 5.3 billion gallons Supplied nearly 3 gallons of of reclaimed water to agriculture reclaimed water to agriculture in 2018, triple our 2013 volume, for every gallon of fresh water Since 2013 preserving farmland and jobs we purchased Increased recycled or Increased reclaimed Reduced produced reclaimed produced water delivery to water disposal by water volume by agriculture by Reclaimed Water Delivered to Agriculture (Acre-feet per year) 17% 213% 24% 20,000 15,000 10,000 5,000 Water: California’s pressing need 0 is also CRC’s primary byproduct 2013 2014 2015 2016 2017 2018 2019 CRC Governance Review| 18

Elk Hills Carbon Capture and Sequestration (CCS) ‘ California Energy Commission: ‘ CCS+EOR Project Elements • Awarded Department of Energy grant on carbon The Project identified the Elk Hills Field as one of the capture FEED study to capture 75% of CO2 premier CO2 EOR and Sequestration sites in the U.S. As produced at Elk Hills Power Plant described in this Appendix, analysis and study of the Elk • CO EOR Hills Field has confirmed that it is an optimal site for the 2 • Carbon sequestration and monitoring safe and secure sequestration of CO ‘‘ 2. • Regulatory processes Report to the Legislature under AB 1925, App. F, page 29 (2010) Elk Hills CCS + EOR Project Projected CO2 Production Response Projected Base Production Net BOPD Net 2030 2020 2022 2024 2026 2028 2032 2034 2036 2038 2040 2042 2044 2046 *As of 1H18 2018 2019 CRC Governance Review| 19

Integrating Renewables into Our Operations CRC Supports a Diverse, Balanced Energy Supply CRC is a net electricity supplier and enables CRC is evaluating multiple renewable projects expansion of renewables to meet our 2030 Renewables Goal: Facilitated 640 MW of commercial-scale solar • Designed 2 MW solar for steam generation • Surface use agreements provide large footprint • Designed 2 MW carport solar at CRC’s needed for solar while reserving access to Bakersfield office minerals • Exploring solar projects on CRC surface across multiple fields 2019 CRC Governance Review| 20

2018 Environmental, Social and Governance Highlights and Quick Reference Information

CRC's sustainability disclosures seek to align with the reporting guidelines of the Sustainability Accounting Standards Board (SASB). These standards (available in provisional form for 77 industries including Oil & Gas - E&P) identify sustainability factors that are designed to be decision-useful for investors and other stakeholders, and CRC incorporates those that we consider most relevant to our business. The following information briefly summarizes CRC's key processes and practices to capitalize on sustainability opportunities and manage related risks and reflects our 2030 Sustainability Goals focused on water conservation, renewables integration, methane emission reduction and carbon capture and sequestration, which CRC incorporates into our life-of-field planning.

ENVIRONMENTAL	REPORTED	DESCRIPTION/COMMENT
Board of Directors Oversight Committee	Yes	Sustainability – Health, Safety, Environment & Community Committee of the Board Reports to the full Board of Directors at every meeting
Environmental Management Policy	Yes	CRC HSE Policies and HSE Management Summary posted on CRC.com
Sustainability Strategy	Yes	2030 Sustainability Goals for Methane, Carbon, Renewables, Water and progress to date reported in Sustainability Report, 2019 Proxy and CDP Questionnaire
Water Conservation & Recycling Goals	Yes	Annual and 2030 Goals posted on CRC.com and reported in 2019 Proxy
GHG Emission Reduction Goals	Yes	2030 Carbon and Methane Sustainability Goals posted and reported in 2019 Proxy and CDP Questionnaire
Operations Governed by California Air Quality Laws & Regulations	Yes	100%
Air Emissions Reporting	Yes	CO_2, Methane, VOCs and NOx posted on CRC.com
Renewable Energy Goal	Yes	2030 Renewables Goal posted and reported in 2019 Proxy
Oil Spill Prevention Goal	Yes	Annual Goal posted and reported in 2019 Proxy
Habitat Conservation & Biodiversity Programs	Yes	8,000-Acre Habitat Conservation Area and Multiple Certifications

CALIFORNIA RESOURCES CORPORATION

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2018 Environmental, Social and Governance Highlights and Quick Reference Information SOCIAL REPORTED DESCRIPTION/COMMENT Sustainability – Health, Safety, Environment & Community Committee of the Board Board of Directors Oversight Committee Yes Reports to the full Board of Directors at every meeting Health & Safety Policy Yes CRC HSE Policies and HSE Management Summary posted on CRC.com Health & Safety Goal Yes Annual Goal posted and reported in 2019 Proxy Total Recordable Injury & Illness Incidence Yes 0.50 [equal to non-industrial sectors like Finance and Insurance] Rate for Employees & Contractors Combined Occupational Fatalities Yes 0 Equal Employment Opportunity Policy Yes CRC Core Values Percentage Ethnically Diverse Employees Yes 33% Percentage Ethnically Diverse Senior Managers Yes 20% Percentage of Female Employees Yes 20% Percentage of Female Senior Managers Yes 22% Statewide Project Labor Agreement with the California Building & Construction Trades Council Labor Union Participation Yes 5% of employees are members of the United Steelworkers 2019 CRC Governance Review| 22

2018 Environmental, Social and Governance Highlights and Quick Reference Information SOCIAL REPORTED DESCRIPTION/COMMENT Social Investments and Government Yes Sustainability Report Production-Sharing Cultural Resource Protection Program Yes Incorporated in Habitat Conservation Program % of proved reserves in conflict areas Yes 0% % of proved reserves in countries with poor Yes 0% human rights records GOVERNANCE REPORTED DESCRIPTION/COMMENT Nominating and Governance Committee of the Board Board of Directors Oversight Committee Yes Reports to the full Board of Directors at every meeting Independent Chair Yes Independent Lead Director Yes Independent Board Members Yes 80% % Female Board Members Yes 20% 2019 CRC Governance Review| 23

2018 Environmental, Social and Governance Highlights and Quick Reference Information GOVERNANCE REPORTED DESCRIPTION/COMMENT Executive Compensation tied directly to Yes Annual HSE Goals and Progress toward 2030 Sustainability Goals reported in 2019 Proxy Sustainability Corporate Governance Policies Yes Posted on CRC.com Annual Election of All Directors Yes Annual Board Performance Reviews Yes Annual Advisory Say on Pay Support Yes 97% Stakeholder Engagement Programs Yes Posted on CRC.com and described in Sustainability Report Business Ethics Policy covering anti-bribery and Yes Posted on CRC.com corruption % of production or reserves in countries with Yes 0% high risk of corruption Annual Employee Ethics Training Yes Confidential Ethics Hotline Yes Posted on CRC.com 2019 CRC Governance Review| 24